                                                                   EXHIBIT 10.25

                              MARKETING AGREEMENT


     This Marketing Agreement (the "Agreement"), dated as of May 12, 1998, is between CGH SALES, INC. ("CG"), a Delaware corporation whose address is 6811 Weld County Road 31, Fort Lupton, Colorado 80621, and INVERNADEROS LA PEQUENA JOYA, S.A. de C.V. ("Joya"), a corporation organized and existing under the laws of the United Mexican States, whose address is Blvd. Culiacan 2580-7, Plaza Santa Ines, Culiacan, Sinaloa C.P. 80100, Mexico.

                                    RECITALS

     A. Pursuant to Subscription Agreement of even date herewith (the "Subscription Agreement"), Colorado Greenhouse Holdings, Inc. ("CGH"), the owner of all the outstanding capital stock of CG, has purchased 25% of the outstanding capital stock of Grupo Batiz CGH S.A. de C.V., the owner of more than 90% of the outstanding capital stock of Joya.

     B. Pursuant to the terms of the Subscription Agreement, CGH and Holdings have agreed to cause CG and Joya to enter into this Agreement.

                                   AGREEMENT

     1.   Sale.  Joya shall deliver to CG and CG shall accept and use all
          ----
reasonable efforts to sell all of the "acceptable" agricultural or horticultural products, of the varieties specified in EXHIBIT A (the "Products"), grown by or
                                        ---------
for Joya at its current and future facilities in Baja Mexico, together with any other facilities built or acquired by (i) Joya, or an Affiliate of Joya, or (ii) any other entity in which both CG, or an Affiliate of CG, and Joya, or an Affiliate of Joya, have contributed funds. Products shall be deemed "acceptable" for all purposes hereunder if in the sole discretion of CG such product is of a quality and grade consistent with the other products grown or marketed by CG or any of its Affiliates. Set forth on Exhibit A attached hereto and made a part hereof (which exhibit may be amended or supplemented from time to time by the mutual agreement of the parties) are specifications and descriptions of the various quality and grades of Products. As used herein "Affiliate" shall mean any person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity. A person or entity shall be deemed to control another person or entity if such person or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such person or entity, whether through ownership of voting securities, by contract or otherwise.

     2.   Exclusive Dealings.  Joya warrants that it has not heretofore
          ------------------
contracted to sell, market, consign, or deliver any of such products to any person, firm, or corporation, except as noted on the annexed schedule. Any products covered by such existing contract shall be excluded from the terms of this agreement for the period and to the extent noted. Joya shall not directly, or indirectly through any party other than CG, sell any of its export quality products in the United States, Canada, Europe or other agreed upon territory.

     3.   Term.  The term of this Agreement shall commence at the start of the
          ----
new 1998/1999 crop season, estimated to begin in October 1998, and subject to Paragraph 4 shall extend for the greater of (i) ten years or (ii) for as long as CG, or any Affiliate of CG, shall hold 25% or more of the stock issued by to CG, pursuant to the Subscription Agreement, unless mutually agreed to be terminated sooner.

     4.   Performance Review:  There shall be a performance review of the
          ------------------
Agreement at the end of five years, at which time Joya shall have the right to terminate based on a set of mutually agreeable performance criteria, notice and cure periods, with no less than 180 days notice provided before termination.

     5.   Payment.  CG shall be entitled to a 10% commission (the "Commission")
          -------
on the gross proceeds of all Products sold in the United States, Canada, Europe or other agreed-upon territory. Payment for all sales will be collected by CG and remitted, net of Commissions, advances and other reimbursable expenses expressly authorized herein to Joya on an as collected basis, subject to the following provisions:

          a. Joya will pay the cost of freight to a receiving warehouse in the San Diego area to be selected by CG.

          b.   "In and out" costs at the warehouse will be paid by CG.

          c. CG will initially pay "pick and pack" each week for the product received in the previous week. Amounts so paid will be deducted from gross receipts of sales of Production. The pick and pack amount will be agreed to between Joya and CG prior to the beginning of each Product season as a part of the budgeting process set forth in Article 30, Section 1 of the Bylaws of Grupo Batiz CGH, S.A. de C.V.

          d. Liquidation of sales proceeds from CG to Joya to be within 28 days from date of sales.

          e. CG has a responsibility to Joya to collect all accounts receivables and any uncollected receivables shall be an expense borne by CG.

          f. Transportation costs from San Diego area warehouse to final destination on non-FOB sales will be included in the invoice and CG will be entitled to reimbursement of such costs. However, the Commission will be paid on an amount that excludes freight costs and pallet charges.

          g. In addition to any advance payments (including, without limitation, the pick and pack payments, materials charges and delivery costs) CG will deduct its 10% Commission before remitting proceeds to Joya on each liquidation.

          h. CG will be responsible for all advertising, marketing and promotion and other sales expenses not otherwise expressly allocated hereunder.

          i. To the extent insurance covering damage during transportation and storage plus general calamity insurance covering the Product is not obtained by Joya, CGH may obtain such insurance and deduct the cost thereof before remitting proceeds to Joya, provided that Joya shall be a loss payee on any such policy.

     6.   Sale and Pricing.  CG may contract in advance for the sale of all or
          ----------------
part of Joya's products; fix a fair and reasonable price or prices at which such products or by-products may be sold and below which none shall be sold; determine the manner of sale; and fix whatever terms and conditions it deems advisable; provided, however, in no event may CG sell any Products at prices less than those received by CG or its Affiliates for its products of equivalent quality in all respects. Any determination of quality as provided in the prior sentence shall be made by the senior sales officer of CG in consultation with the Management Committee and with reference to the specifications set forth in Exhibit A.

     7.   Management Committee.  A management committee (the "Management
          --------------------
Committee") composed of four members will be created to supervise the activities conducted pursuant to this Agreement. Joya shall be entitled to have two representatives on the Management Committee. The initial members of the Management Committee shall be James R. Rinella, Dave Fahrenbruch, Raul Batiz Guillen and Jorge Guillermo Batiz Guillen.

     8.   Warranties.  All products delivered hereunder by Joya shall be free
          ----------
from damage and in good marketable and merchantable condition and shall be delivered to CG, as directed. CG may make rules and regulations and provide inspectors to standardize the quality, method, and manner of harvesting, handling, packing, and shipping of such products or for any particular purpose. Joya shall observe and perform all such rules and regulations. All products delivered to or at the order of CG shall be of the standard and conform to the regulations as to quality and otherwise that are prescribed by state and federal authorities and by CG. Any deduction, allowance, or loss that CG may make or suffer on account of inferior quality or standard, or condition at delivery, shall be charged against Joya and be deducted from its net returns hereunder.

     9.   Packaging.  Joya shall ship and return all boxes, delivered to it for
          ---------
its use and convenience, as agreed upon by the parties. If Joya fails to do so, it shall pay CG CG's actual cost of each box that is not shipped or returned as ordered. CG may deduct all such charges from Joya's net returns under this Agreement. All Products covered hereby shall be packaged and shipped in cartons approved by CG and such Products shall have only those marks or labels as may be approved by CG.

     10.  Chemicals Use.  Joya shall insure that no substance shall be
          -------------
introduced or applied (including, without limitation, chemicals, pesticides or growth regulators) to the Products, or on the land on which the Products are to be grown, which will be in violation of established toxic tolerance levels set by the United States Food and Drug Administration, by the United States Department of Agriculture, or by any other applicable federal, state or local law, or which are not authorized by CG for the Products being grown. Joya will provide to CG for its review and approval prior to each harvesting season a list of all chemicals used on the Products together with the rate of application for each such Chemical. CG shall have the right to cause the Products to be residue tested.

     11.  Additional Products.  If during the term hereof Joya produces any
          -------------------
agricultural or horticultural products that come within the scope of CG's activities as established by contracts or acquires or owns an interest in them, CG shall have the right to market all such products pursuant to the terms of this Agreement.

     12.  Indemnity.  Each party (the "Indemnifying Party") agrees to indemnify
          ---------
and hold harmless the other party, and its officers, directors, employees, agents and consultants (collectively the "Indemnified Party") from and against any and all claims, liabilities, costs and expenses arising from or relating to the negligent actions or omissions of the Indemnifying Party and its employees, agents and consultants.

     13.  Personnel.  CG agrees to hire all appropriate personnel necessary to
          ---------
market the Products and otherwise perform its obligations hereunder. At the option of Joya, such personnel shall include an employee designated by Joya, provided that the terms of such employment shall be compatible with those prevalent in the relevant industry. CG agrees that it shall provide or shall cause its Affiliates to provide all necessary technical assistance to Joya to assist Joya in reaching the goal of producing the maximum yield, highest quality and most effective packing and distribution of the Products. If deemed necessary by CG, CG or its Affiliates will have the right to place on site at Joya's facilities, such personnel as it deems necessary to perform the functions described in this paragraph. Any costs of such personnel shall be paid by Joya to CG on a monthly basis, provided that such costs shall be reasonable and are reflected in the annual budgets prepared pursuant to the Subscription Agreement.

     14.  Trade Names.  All trade names and marketing campaigns used will be at
          -----------
the sole discretion of CG and shall remain the property of CG without any implication and there shall not be deemed to be an implied license to use such marks.

     15.  Marking.  All Product sold will identify point of origin on its
          -------
shipping containers and point of purchase displays as specified by applicable laws and by CG.

     16.  Information/Forecast.  Joya will provide to CG all information deemed
          --------------------
necessary by CG to effectively market the product including, among other things, production forecasts and daily inventory and shipping forecasts on a form to be provided by CG.

     17.  Arbitration.  Except as provided for in Paragraph 18, and herein, any
          -----------
dispute or claim in law or equity arising out of this Agreement or any resulting transaction shall be decided by neutral binding arbitration in accordance with the rules of the CCI, and not by court action except as provided by Colorado law for judicial review of arbitration proceedings. There shall be three arbitrators, with each party choosing one arbitrator and those two picking the third. Unless otherwise agreed by the parties all arbitration hereto shall be conducted in San Diego, California. Arbitration shall be conducted in the
English language.   Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The parties shall have the right to discovery. The filing of a mechanic's lien or a judicial action to enforce a mechanic's lien or to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall be allowed but shall not constitute a waiver of the right to arbitrate under this paragraph.

     18.  Remedies.  If either party breaches any material provision hereof, the
          --------
non-breaching party shall, upon instituting a proper action, be entitled to an injunction to prevent further breach and a decree for specific performance of this Agreement according to its terms.

     19.  Force Majeure.  Neither party to this Agreement shall be required to
          -------------
perform, or be liable for failure to perform, its obligations under this Agreement during any period in which non-performance is caused by (i) strikes, work stoppages, labor shortages or inability to procure labor, (ii) shortages of equipment, materials, or supplies, (iii) shortages or lack of cooling or processing facilities, (iv) car or truck shortages, or other transportation difficulties, (v) war, hostilities, or national emergencies, (vi) acts of God, the elements, mechanical breakdowns, or power failure, or (vii) causes beyond the control of the party unable to perform. The non-performing party will exercise reasonable due diligence to correct any correctable cause of non-performance and will resume performance as soon as possible.

     20.  Binding Effect.  This Agreement is binding upon and shall inure to the
          --------------
benefit of both parties and their respective heirs, legal representatives, successors, and assigns.

     21.  Non-Waiver.  No delay or failure by either party to exercise any right
          ----------
hereunder, and no partial or single exercise of such right, shall constitute a waiver of that or any other right, unless otherwise expressly provided herein.

     22.  Headings.  Headings in this Agreement are for convenience only and
          --------
shall not be used to interpret or construe its provisions.

     23.  Governing Law.  This Agreement shall be construed in accordance with
          -------------
and governed by the laws of the State of Colorado (as applied to contracts entered into wholly within such state).

     24.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     25.  Time of Essence.  Time is of the essence of this Agreement.
          ---------------

     26.  Entire Agreement; No Modification.  This Agreement constitutes the
          ---------------------------------
sole agreement between the parties hereto with regarding to the subject matter hereof and supersedes all prior agreements between the parties concerning the same. It may not be amended or modified other than by an instrument signed by both parties or their duly authorized representatives.

     27.  Notices.  All notices hereunder shall be in writing and delivered
          -------
personally or mailed by certified mail, postage prepaid, addressed to the parties at their last known addresses.

     28.  Joint Venture.  This Agreement is not, and nothing contained herein
          -------------
shall be deemed to constitute, a joint venture, partnership, agency or similar arrangement between the parties hereto.

     29.  Successor Agreement.  In the event this Agreement is terminated and
          -------------------
Joya or any of its Affiliates sells or intends to sell, directly or indirectly, Products in the United States, Europe or Canada through a marketing company ("Newco") to be formed by Joya or its Affiliate, then CG shall have the option to acquire a minimum of 25% and a maximum of 50% of the outstanding capital stock of Newco for the same consideration per share as is paid or contributed by Joya or its Affiliate.


                              CGH SALES, INC., a Delaware corporation


                              By: /s/ James R. Rinella
                                 ----------------------------------------
                                 James R. Rinella


                              INVERNADEROS LA PEQUENA JOYA,
                              S.A. de C.V., a Mexican corporation


                              By: /s/ Jorge Guillermo Batiz Guillen
                                 ----------------------------------------
                                      Jorge Guillermo Batiz Guillen,
                                      attorney-in-fact

                                   ANNEX "A"


QUALITY STANDARDS
-----------------

Exportable volumes of produce will be utilized on pallets and labeled per Colorado Greenhouse specifications with grade, size and color and will be classified into the following categories:

A)   BEEFSTEAK TOMATOES

     1. All Beefsteak ("Beef") tomatoes will be washed, hand placed into preformed plastic liners (inserts) placed in corrugated 40cm x 60cm cartons per Colorado Greenhouse specifications on design, construction and printing with each tomato uniformly labeled after packing. Each carton must have a net weight of not less than 15.4 lbs at the point of delivery in the USA.

     2.   a.   All Beef tomatoes will be sorted by size, color and grade. Only one grade or color or size is permitted in any one box, and only like boxes are permitted on the same pallet.
          b.   Boxes will be palletized 2/3 on a 48" x 40" class A, four way entry hardwood pallet stacked 15 to 20 high per instructions from Colorado Greenhouse. Each pallet will be unitized with four cardboard corner boards and three horizontal evenly spaced plastic bands.

     3.   All Beef tomatoes will be sorted into one of the following sizes:
          a.   Premium MXL and Standard MXL and #2.
               18, 20, 22, 25, 28, and 32 count tomatoes per tray.
          b.   Premium XL and Standard XL
               35 and 39 count tomatoes per tray.
          c.   Premium L and Standard L
               45 count tomatoes per tray.
          d.   Premium S
               52 count tomatoes per tray (min. 110 grams each).

     4. All Beef tomatoes will be harvested at color stage 3 or more and will be sorted into one of the following colors according to the Kleur-Stadia Tomaten color chart: 3, 4, 5 & 6. Tomatoes color range 7 or more will NOT be exported to the USA but sold elsewhere by Greenver, S.A. de C.V. Only one color is permitted on a pallet.

     5. All Beef tomatoes for export will be sorted in Premium, Standard US #1 and US #2 grades.
          a. Premium grade tomatoes must meet the following minimum quality levels:

               Shape: Round, smooth shoulder, no flat spots or indentations.
                      Well formed, smooth blossom end may be indented but not more than 1/16".

               Calyx:        In place, trimmed and not damaged.

               Appearance:   Must be free from all scars, marks, cuts, bruises,
                             punctures, blotchy ripening and translucent or soft conditions

               Cleanliness:  Must be free from all insects and contaminates such as dirt, dust or other residues from any source.

               Russeting:    Only minor amounts of russeting is permitted in the
                             area 1/2" from the center of the calyx and none beyond that.

               Punctures:    Must be free from any skin punctures or breaks.

          b. Standard US #1 and US #2 grade tomatoes are qualified by the same criteria with defect levels allowable per "U.S. Standards for Grades of Greenhouse Tomatoes," a copy of which is attached hereto and expressly made a part hereof.


B)   VINE CLUSTER TOMATOES

     1. All Vine Cluster tomatoes will be washed, hand placed into net bags with closures, both per Colorado Greenhouse specifications. Bags with a loose tail of less than 2" long will be placed into cartons that meet the specifications of Colorado Greenhouse in size, design, construction and printing. Each carton must have a net weight of not less than 11.3 lbs. at the point of delivery in the USA.

     2.   All Vine tomatoes will be sorted and graded by size and quality.
          a. Only premium (same standards previously defined) will be exported to the USA.
          b. Only tomatoes with a minimum weight of 100 grams can be packed in this category.
          c.   Only clusters with a minimum of 3 tomatoes may be packed in this category. Each package must have a minimum of 4 tomatoes.
          d.   All tomatoes must be color stage 3 or more. In each package, one tomato must be color stage 7.

     3. All vine tomatoes will palletized per instructions from Colorado Greenhouse and with the palletizing specifications in A2b.

     4. Depending on market demand, vine tomatoes may also be required to be packed as loose pack and the specifications will be developed for this form of packing as required.

C)   PREPACK TOMATOES (CONSUMER PACK)

     1. All Prepack tomatoes will be washed, graded and packed according to the premium standards. Any tomatoes that fail to grade "Premium" will be packed as US#1 or US#2 grades.

     2. Prepack tomatoes will be packed according to size specifications from Colorado Greenhouse in container specified by Colorado Greenhouse.

     3. Prepack tomato containers will be packed into master cartons meeting Colorado Greenhouse specifications in size, construction and printing.

     4. Prepack master cartons will be unitized according to the specifications in A2b.

                 COLORADO GREENHOUSE TOMATO GRADING STANDARDS


The following document is designed to provide a brief description of the quality requirements for all of the products that are grown, packed and shipped by Colorado Greenhouse.

--------------------------------------------------------------------------------------------------------------------------
                                                             RUSSETING
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
--------------------------------------------------------------------------------------------------------------------------
                    Premium (mxl,xl,prepacks)     Standard Grade (mxl,xl)       Substandard (no2/15,     Trash
                                                                                45ct or larger
--------------------------------------------------------------------------------------------------------------------------
Russeting:          Premium tomatoes (#1) can     Standard grade tomatoes       Russeting in             Russeting
---------
Russeting refers    only have minor levels of     (#2) can contain russeting    Substandard (#3) may     which
to "micro"          russeting confined to an      levels extending between      not exceed 1.5 inches    extends
cracking of         area extending 1/2 inch from  1/2 inch and 1 inch from the  from the calyx.          beyond
tomato skin.        the center of the calyx.      calyx.                                                 1.5 inches
The severity                                                                                             from the
and                                                                                                      calyx is
susceptibility to                                                                                        severe and
decay varies                                                                                             must be
greatly from                                                                                             culled.
tomato to                                                                                                Severe
tomato and                                                                                               russeting is
variety to                                                                                               associated
variety.                                                                                                 with
                                                                                                         "greyness,
                                                                                                         dullness,
                                                                                                         softness and
                                                                                                         wrinkling."
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                  STEM PUNCTURES AND SKIN BREAKS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                    GRADING TOLERANCES
--------------------------------------------------------------------------------------------------------------------------
                     Premium(mxl,xl,prepacks)      Standard Grade(mxl,xl)     Substandard(no2/15,           Trash
                                                                              45ct or larger
-------------------------------------------------------------------------------------------------------------------------
Stem                 No Tolerance: Any tomato      Stem punctures and skin    Stem punctures and            All fresh/wet
Punctures and        containing a skin break       breaks must be small       skin breaks must be           skin breaks
Skin Breaks          or puncture must be           (pea sized or smaller)     less than 1 cm, closed        must be
(open and Closed)    downgraded to standard        closed ("healed/dry/       ("healed/dry/scarred          culled!!!!!
must be minimized    grade or substandard(no2      scarred over) and          over") and minimal
due to the extreme   /15) if the break is          minimal (one or less       (one or less per box).
potential for        healed or scarred over.       per box.  Larger rates     Larger rates result
bacterial growth                                   result from improper       from improper handling
and decay.           All fresh/wet skin breaks     handling and the source    and the source should
                     must be culled!!!!!           should be corrected.       be corrected.

                                                   All fresh/wet skin breaks  All fresh/wet skin
                                                   must be culled!!!!!        breaks must be culled!!!!!
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           GROWTH CRACKS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
------------------------------------------------------------------------------------------------------------------------------------
                     Premium (mxl,xl, prepacks)         Standard Grade (mxl,xl)      Substandard (no2/15,           Trash
                                                                                     45ct or larger
------------------------------------------------------------------------------------------------------------------------------------
                     NO TOLERANCE: All                Single cracks that are less    Single or multiple           Any tomato
                     tomatoes with growth             than 1/2 cm are acceptable.    cracks which do not          with a
                     cracks must be downgraded                                       exceed 1cm are               growth crack
                     or culled.                                                      acceptable.                  which
                                                      All products with deep                                      exceeds
                                                      growth cracks (greater than                                 1cm.
                                                      4mm must be discarded).        All products with deep
                                                                                     growth cracks (greater
                                                                                     than 4mm must be             All products
                                                                                     discarded).                  with deep
                                                                                                                  growth
                                                                                                                  cracks
                                                                                                                  (greater than
                                                                                                                  4mm must
                                                                                                                  be
                                                                                                                  discarded).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          BLOSSOM END ROT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 GRADING TOLERANCES
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES PREMIUM (MXL,XL, PREPACKS)    STANDARD GRADE (MXL,XL)             SUBSTANDARD (NO2/15)        TRASH
BLOSSOM END
ROT:               NO TOLERANCE:  All tomatoes   NO TOLERANCE: All tomatoes          Single or multiple cracks   Any tomato with a
Tomatoes           exhibiting black scars must   exhibiting black scars must be      which do not exceed 1cm     growth crack which
with this          be downgraded to              downgraded to substandard if the    are acceptable.             exceeds 1 cm.
condition are      substandard if the affected   affected area is less than 1
characterized      area is less than 1           centimeter.                         All products with deep      All products with
by dark black      centimeter.                                                       growth cracks (greater      deep growth cracks
scars and/or                                     If black scars are greater than     than 4mm must be            (greater than 4mm
indentations                                     1 cm the tomato must be culled.     discarded).                 must be discarded).
on the blossom
end, in some
cases, the                                       Products with inflamed scars of
border of the                                    any size must be culled.
scarred area
appears to be
inflamed.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              PUSHERS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES      PREMIUM (MXL,XL,PREPACKS)    STANDARD GRADE (MXL,XL)     SUBSTANDARD (NO2/15)             TRASH
"Pushers" are
blemishes which occur   The affected area must be    The affected area must be   Tomatoes which have an           All tomatoes with
on the blossom end of   less than 1/2 cm and must    less than 1/2 cm and must   opaque, tan, scar-like           opaque blemishes
a tomato.               be nearly translucent so     be nearly translucent so    appearance must be downgraded    which exceed 1 cm.
The color (light and    that the overall premium     that the overall premium    to substandard or culled if
translucent, light      appearance of the tomato     appearance of the tomato    the blemish exceeds 1 cm.
tan, opaque tan) and    is not compromised.          is not compromised.
size of the affected
area can vary           Tomatoes which have an       Tomatoes which have an
greatly from tomato     opaque, tan, scar-like       opaque, tan, scar-like
to tomato.              appearance must be           appearance must be
                        downgraded to substandard    downgraded to substandard
                        or culled if the blemish     or culled if the blemish
                        exceeds 1 cm.                exceeds 1 cm.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      SOFTNESS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                 GRADING TOLERANCES
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
QUALITATIVE    PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO 2/15)         TRASH
ISSUES
In order to    NO TOLERANCE: soft           NO TOLERANCE: soft            NO TOLERANCE: soft            All soft tomatoes
reach the      tomatoes are not acceptable  tomatoes are not acceptable   tomatoes are not acceptable   must be culled
retailers      in any grade and must be     in any grade and must be      in any grade and must be
shelves, all   culled.                      culled.                       culled.
CGH products
must be firm.
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                          DECAY AND MOLD
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
                                                  GRADING TOLERANCES
-----------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
QUALITATIVE           PREMIUM (MXL,XL, PREPACKS)  STANDARD GRADE (MXL,XL)  SUBSTANDARD (NO2/15)  TRASH
ISSUES
---------------------------------------------------------------------------------------------------------------
Decay and mold        NO TOLERANCE                NO TOLERANCE             NO TOLERANCE          All tomatoes
on the fruit or                                                                                  with signs of
calyx due to post                                                                                decay and
harvest conditions                                                                               mold.
is not tolerated in
any product and
must be culled.
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               PITS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                      GRADING TOLERANCES
----------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 QUALITATIVE          PREMIUM (MXL,XL, PREPACKS)      STANDARD GRADE (MXL,XL)        SUBSTANDARD (NO2/15)         TRASH
 ISSUES
------------------------------------------------------------------------------------------------------------------------------------
 Pits,                NO TOLERANCE.  All              NO TOLERANCE.  All             Small pits (less than 1      All tomatoes
 indentations or      tomatoes with pits must be      tomatoes with pits must be     centimeter wide and          with
 openings which       downgraded to Substandard       downgraded to Substandard      less than 1/2 cm deep        openings
 usually occur        or culled depending on the      or culled depending on the     can be salvaged in the       which
 near the             size and severity of the        size and severity of the       substandard grade.           exceed 1 cm
 blossom end of       opening.                        opening.                       Pits which exceed            in width and
 the tomato and                                                                      these parameters must        1/4 cm in
 may be                                                                              be culled.                   depth.
 characterized by
 seed visibility.
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                               SCARS
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                            GRADING TOLERANCES
-------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
QUALITATIVE               PREMIUM (MXL,XL,PREPACKS)         STANDARD GRADE (MXL,XL)        SUBSTANDARD (NO2/15)        TRASH
ISSUES
---------------------------------------------------------------------------------------------------------------------------------
Scars are superficial     Single, small (less than 1/2 cm   These tomatoes can have        More pronounced scarring    Severely
blemishes or marks        in diameter) affected areas are   up to 2 scarred areas          is acceptable as long as    deformed
on tomatoes which         acceptable as long as the         which are small (1 cm          shelf life and taste are    fruit.
detract from the          overall appearance is premium     or less).                      not affected.  Severely
overall fruit             ("relatively" blemish free).                                     deformed fruit resulting
appearance without                                                                         from scarring should be
affecting shelf                                                                            culled.
life or taste.
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                               SIZE
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                  GRADING TOLERANCES
--------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
QUALITATIVE          PREMIUM (MXL,XL, PREPACKS)   STANDARD GRADE (MXL,XL)  SUBSTANDARD (NO2/15)     TRASH
ISSUES
-------------------------------------------------------------------------------------------------------------
Sorting by size      Uniform                      Uniform                  Uniform
must be uniform
within each box
and all cells in a
box must be
filled.
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               SHAPE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 GRADING TOLERANCES
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                         To fit in the premium   Only slight variations from    Qualitative Issues         Premium
                         grade all tomatoes      a circular fruit are                                      (mx1,x1,
                         must be round.          acceptable in this grade.                                 prepacks)
                                                 Oval shaped fruit must be
                                                 downgraded to substandard.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      COLOR STAGE AT HARVEST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                 GRADING TOLERANCES
-------------------------------------------------------------------------------------------------------
QUALITATIVE         PREMIUM (MXL,XL,PREPACKS)    STANDARD GRADE (MXL,XL)     SUBSTANDARD (NO2/15)         TRASH
ISSUES
------------------------------------------------------------------------------------------------------------------------------------
All fruit should    Uniformity per box and       Uniformity per box and      Uniformity per box
be picked           pallet is crucial for all    pallet is crucial for all   and pallet is crucial for
between stage 5     grades.                      grades.                     all grades.
and 6 as
depicted on a 12
color chart.
Quality
problems
stemming from
russetting and
storage can be
minimized if the
target color is
maintained.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                               CALYX
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                       GRADING TOLERANCES
-------------------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES       PREMIUM (MXL,XL, PREPACKS)    STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)     TRASH
-------------------------------------------------------------------------------------------------------------------------
The calyx is a           Calyx retention is            Calyx retention is            Calyx retention is
feature recognized       imperative. A box which       imperative. A box which       imperative. A box
by consumers as an       contains more than three      contains more than three      which contains more
indication of            tomatoes without a calyx      tomatoes without a calyx      than three tomatoes
premium quality.         indicates possible picking    indicates possible picking    without a calyx
                         problems and should be        problems and should be        indicates possible
                         corrected. When packing,      corrected. When packing,      picking problems and
                         all tomatoes without a        all tomatoes without a        should be corrected.
                         calyx should be made less     calyx should be made less     When packing, all
                         visible by lacing them        visible by lacing them        tomatoes without a
                         along the outer perimeter     along the outer perimeter     calyx should be made
                         of each box.                  of each box.                  less visible by lacing
                                                                                     them along the outer
                                                       Prepacks which are covered    perimeter of each box.
                         Prepacks which are            in plastic wrap must be
                         covered in plastic wrap       packed without the calyx
                         must be packed without        due to potential stem mold    Prepacks which are
                         the calyx due to potential                                  covered in plastic
                         stem mold                                                   wrap must be packed
                                                                                     without the calyx due
                                                                                     to potential stem mold
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          LABELING
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                        GRADING TOLERANCES
----------------------------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES     PREMIUM (MXL,XL, PREPACKS)    STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO 2/15)       TRASH
----------------------------------------------------------------------------------------------------------------------------------
All tomatoes           Premium labels (4 color)      Garden Fresh boxes require    No labels
must be labeled        are required.                 the generic label.
on the shoulder
with the
appropriate label      Labels must be uniformly      Standard grade tomatoes in
except for             oriented on each tomato       the CGH box require the
prepack tomatoes       within each box.              two color standard grade
which are labeled                                    label (CGH) or the generic
on the container.                                    label.

                       Labeling on the calyx is
                       preventable and should
                       not be tolerated.             Labeling on the calyx is
                                                     preventable and should not
                                                     be tolerated.
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                             BOX CODES
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                       GRADING TOLERANCES
-------------------------------------------------------------------------------------------------------------------------
QUALITATIVE ISSUES       PREMIUM (MXL,XL, PREPACKS)    STANDARD GRADE (MXL,XL)       SUBSTANDARD (NO2/15)       TRASH
-------------------------------------------------------------------------------------------------------------------------
Legible box              Box codes depicting the       Box codes depicting the       Box codes depicting
codes depicting          harvest date and site are     harvest date and site are     the harvest date and
the harvest date         required for all finished     required for all finished     site are required for all
and site are             goods.                        goods.                        finished goods.
required for all
finished goods.
-------------------------------------------------------------------------------------------------------------------------

                                   [TO COME]

                                                                   EXHIBIT 10.25


                     UNITED STATES STANDARDS FOR GRADES OF

                              GREENHOUSE TOMATOES/1/

                                (31 F.R. 5939)

                           Effective April 19, 1966


                                    GRADES

Sec.
51.3345   U.S. No. 1.
51.3346   U.S. No. 2.

                                 UNCLASSIFIED

51.3347   Unclassified.

                                  TOLERANCES

51.3348   Tolerances.

                           APPLICATION OF TOLERANCES

51.3349   Application of tolerances.

                              SIZE CLASSIFICATION

51.3350   Size classification.

                                 STANDARD PACK

51.3351   Standard pack.

                                  DEFINITIONS

51.3352   Similar varietal characteristics.
51.3353   Mature.
51.3354   Soft.
51.3355   Clean.
51.3356   Fairly well formed.
51.3357   Reasonably well formed.
51.3358   Damage.
51.3359   Serious damage.
51.3360   Metric conversion table.

        AUTHORITY. The provisions of this subpart issued under sect. 203, 205, 60 Stat. 1087, as amended, 1090 as amended; 7 U.S.C. 1622, 1624.

                                    GRADES

(S) 51.3345  U.S. No. 1.

        "U.S. No. 1" consists of tomatoes of similar varietal characteristics which are mature but not overripe or soft, clean, fairly well formed; which are free from decay, sunscaled, and freezing injury, and free from damage caused by bruises, cuts, shriveling, puffiness, catfaces, growth cracks, scars, disease, insects, or other means. (See (S) 51.3348.)

(S) 51.3346  U.S. No. 2.

        "U.S. No. 2" consists of tomatoes of similar varietal characteristics which are mature but not overripe or soft, clean, reasonably well formed; which are free from decay, sunscald, and freezing injury, and free from serious damage caused by cuts, shriveling, puffiness, catfaces, growth cracks, scars, disease, insects, or other means. (See (S) 51.3348.)

                                 UNCLASSIFIED

(S) 51.3347  Unclassified.

        "Unclassified" consists of tomatoes which have not been classified in accordance with any of the foregoing grades. The term "unclassified" is not a grade within the meaning of these standards but is provided as a designation to show that no grade has been applied to the lot.

                                  TOLERANCES

(S) 51.3348  Tolerances.

        In order to allow for variations incident to proper grading and handling in each of the foregoing grades, the following tolerances, by weight, are provided as specified:

        (a) Defects--(1) U.S. 1 grade. Ten percent of the tomatoes to any lot may fail to meet the requirements of the grade, but not more than one-half of this amount, or 5 percent, shall be allowed to serious damage, including in this latter amount not more than 1 percent for tomatoes which are soft or affected by decay.

        (2) U.S. No. 2 grade. Ten percent of the tomatoes in any lot may fail to meet the requirements of the grade, but not more than one-tenth of this amount or 1 percent shall be allowed for tomatoes which are soft or affected by decay.

        (b) Offsize. Fifteen percent of the tomatoes in any lot may vary from the specified size, including therein no more than 5 percent for tomatoes which fail to meet any specified minimum size.

                           APPLICATION OF TOLERANCES

(S) 51.3349  Application of tolerances.

        The contents of individual packages in the lot are subject to the following limitations:

        (a) For a tolerance of 10 percent or more, individual packages shall have not more than one and one-half times the tolerance specified; Provided, That when the package contains 15 specimens or less, any individual package shall have not more than double the tolerance specified, except that at lease one defective and one off-size specimen may be permitted in any package; And provided further, That the averages for the entire lot are within the tolerances specified for the grade.

        (b) For a tolerance of less than 10 percent, individual packages in any lot shall have not more than double the tolerance specified, except that at least one defective and one off-size specimen may be permitted in any packages; Provided, That the averages for the entire lot are within the tolerances specified for the grade.

                              SIZE CLASSIFICATION

(S) 51.3350  Size classification.

        The size of tomatoes may be specified in accordance with one of the following classifications:

        (a) "Small" under 3-1/2 ounces;
        (b) "Medium" from 3-1/2 to 9 ounces;
and,
        (c) "Large" over 9 ounces.

                                 STANDARD PACK

(S) 51.3351  Standard pack.

        Tomatoes shall be fairly uniform in size when packed in containers.

        (a) "Fairly uniform in size" means that not more than 10 percent, by weight, of the tomatoes in any container may vary more than the following within the applicable size classification:

        (1) 4 ounces for "Medium," "Small to Medium" or "Medium to Large"; and,

        (2) 6 ounces for "Large" size.

                                  DEFINITIONS

(S) 51.3352  Similar varietal characteristics.

        "Similar varietal characteristics" means that the tomatoes are alike as to character of color (bright red varieties shall not be mixed with varieties having a purplish tinge).

(S) 51.3353  Mature.

        "Mature" means that the contents of two or more seed cavities have developed a jellylike consistency and the seeds are well developed. External color shows at least a definite break from green to tannish-yellow, pink or red color on not less than 10 percent of the surface.

(S) 51.3354  Soft.

        "Soft" means that the tomato yields readily to slight pressure.

(S) 51.3355  Clean.

        "Clean" means that the individual tomato is practically free from dirt and other foreign matter.

(S) 51.3356  Fairly well formed.

        "Fairly well formed" means that the tomato is not more than slightly kidney-shaped, lopsided, elongated, angular, or otherwise slightly deformed.

(S) 51.3357  Reasonably well formed.

        "Reasonably well formed" means that the tomato is not more than moderately kidney-shaped, lopsided, elongated, angular, or otherwise moderately deformed.

(S) 51.3358  Damage.

        "Damage" means any specific defect described in this section; or any equally objectionable variation of any one of these defects, any other defect, or any combination of defects, which materially detracts from the appearance, or the edible or marketing quality of the tomato. The following specific defects shall be considered as damage:

        (a) Puffiness when the open space in one or more locules materially detracts from the appearance of the tomato when cut through the center at right angles to a line running from the stem to the blossom end;

        (b) Catfaces when scars are rough or deep, when channels are very deep or wide, when channels extend into a locule, or when affecting the appearance to a greater extent than the following:

        (1) A small size tomato having a fairly smooth catface equivalent in area to a circle 3/8-inch diameter; or

        (2) A medium size tomato having a fairly smooth catface equivalent in area to a circle 1/2-inch in diameter; or

        (3) A large size tomato having a fairly smooth catface equivalent in area to a circle 3/4-inch diameter;

        (c) Growth cracks (radiating from or concentric to the stem scar) when not well healed, when more than one-eighth inch in depth; or when affecting the appearance or marketing quality of the tomato to a greater extent than that of a tomato 5 ounces in weight having any individual radial crack one-half inch in length, or having more than a 1 inch aggregate length of all radial cracks, measured from the edge of the stem scar;

        (d) Scars (other than catfaces) when the appearance of the tomato is affected to a greater extent than that of a tomato 5 ounces in weight having a scar with no depth which has an area equivalent to that of a circle three-eighths inch in diameter; and,

        (e) Cuts, not well healed, not shallow, or which affect the appearance or marketing quality of the tomato to a greater extent than that of a tomato 5 ounces in weight having a cut one-half inch in length.

------------
/1/ Packing of the product in conformity with the requirements of these standards shall not excuse failure to comply with the provisions of the Federal Food, Drug, and Cosmetic Act or with applicable State laws and regulations.

(S) 51.3359 Serious damage.

       "Serious damage" means any specific defect described in this section; or an equally objectionable variation of any one of these defects, any other defect, or any combination of defects, which seriously detracts from the appearance or the edible or marketing quality of the tomato. The following specific defects shall be considered as serious damage:

        (a) Puffiness when the open space in one or more locules seriously detracts from the appearance of the tomato when cut through the center at right angles to a line running from the stem to the blossom end;

        (b) Catfaces when channels extend into the locule, when the wall has been weakened to the extent that slight pressure will cause the tomato to leak, or when the appearance of the tomato is affected to a greater extent than that of a tomato 5 ounces in which having a fairly smooth catface with an area equivalent to that of a circle 1 inch in diameter;

        (c) Growth cracks (radiating from or concentric to the stem scar) when not well healed, when more than one-eighth inch in depth, or when affecting the appearance or marketing quality of the tomato to a greater extent than that of a tomato 5 ounces in weight having individual radial cracks three-fourths inch in length, or having more than a 1-1/2-inch aggregate length of all radial cracks, measured from the edge of the stem scar;

        (d) Scars (other than catfaces) when the appearance of the tomato is affected to a greater extent than that of a tomato 5 ounces in weight having a scar with no depth which has an area equivalent to that of a circle 1 inch in diameter; and,

        (e) Cuts, not well healed, not shallow, or which affect the appearance or marketing quality of the tomato to a greater extent than that of a tomato 5 ounces in weight having a cut one-half inch in length.


(S) 51.3360 Metric conversion table.

                            METRIC CONVERSION TABLE

        Inches                                     Millimeters (mm)

        1/8    equals ....................................     3.2
        1/4    equals ....................................     6.4
        3/8    equals ....................................     9.5
        1/2    equals ....................................    12.7
        5/8    equals ....................................    15.9
        3/4    equals ....................................    19.1
        7/8    equals ....................................    22.2
        1      equals ....................................    25.4
        1-1/4  equals ....................................    31.8
        1-1/2  equals ....................................    38.1
        1-3/4  equals ....................................    44.5
        2      equals ....................................    50.8
        3      equals ....................................    76.2
        4      equals ....................................   101.6

        The U.S. Standards for Grades of Greenhouse Tomatoes contained for this subpart shall become effective April 12, 1966, and will thereupon supersede the U.S. Standards for Grades of Greenhouse Tomatoes which have been in effect since April 16, 1962 (7 CPR, (SS) 51.3345 -- 51.3261).

        Dated: April 14, 1966
                                                               G.R. GRANGE,
                                                           Deputy Administrator,
                                                            Marketing Services

              [F.R. Doc. 56-4246: Filed Apr. 18, 1966; 8:49 a.m.]

--------------------------------------------------------------------------------

                            UNITED STATES STANDARDS

                                FOR GRADES OF

                              GREENHOUSE TOMATOES


           ---------------------------------------------------------

                           EFFECTIVE APRIL 19, 1966

           ---------------------------------------------------------

           [SEAL OF THE U.S. DEPARTMENT OF AGRICULTURE APPEARS HERE]


                        U.S. DEPARTMENT OF AGRICULTURE
                        AGRICULTURAL MARKETING SERVICE
                               WASHINGTON, D.C.

--------------------------------------------------------------------------------